Principal Funds, Inc.

Supplement dated May 2, 2016
to the Statement of Additional Information dated March 1, 2016
(as supplemented on March 18, 2016)

This supplement updates information currently in the Statement of Additional Information. Please retain this supplement for future reference.

LEADERSHIP STRUCTURE AND BOARD OF DIRECTORS
Under the Officers of the Fund section, remove the row for Teresa M. Button and add Gina L. Graham in alphabetical order:

Name, Address and Year of Birth	Position(s) Held with Fund and Length of Time Served	Positions with the Manager and its Affiliates; Principal Occupations During Past 5 Years** (unless noted otherwise)
Gina L. Graham Des Moines, IA 50392 1965	Treasurer (since 2016)
Vice President/Treasurer, PFA (since 2016)
Vice President/Treasurer, PFD (since 2016)
Vice President/Treasurer, PGI (since 2016)
Vice President/Treasurer, PLIC (since 2016)
Vice President/Treasurer, PMC (since 2016)
Vice President/Treasurer, Principal-REI (since 2016)
Vice President/Treasurer, PSI (since 2016)
Vice President/Treasurer, PSS (since 2016)

Under the Officers of the Fund section, remove the row for Clint Woods and replace with the following:

Name, Address and Year of Birth	Position(s) Held with Fund and Length of Time Served	Positions with the Manager and its Affiliates; Principal Occupations During Past 5 Years** (unless noted otherwise)
Clint Woods Des Moines, IA 50392 1961	Vice President (since 2016) Counsel (since 2015)
Vice President, Associate General Counsel, Governance Officer, and Assistant Corporate Secretary, PLIC (since 2015)
Assistant General Counsel, Assistant Corporate Secretary, and
Governance Officer, PLIC (2013-2015)
Associate General Counsel, AEGON (2003-2012)

PORTFOLIO MANAGER DISCLOSURE
In the Sub-Advisor: J.P. Morgan Investment Management Inc. section, delete references to James E. Gibson.

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